UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Louisiana-Pacific Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/01/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/11/08.

To request material:             Internet: www.proxyvote.com            Telephone: 1-800-579-1639             **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

414 UNION STREET SUITE 2000
NASHVILLE, TN 37219

LOUISIANA-PACIFIC CORPORATION

Vote In Person

This Notice will also serve as your Admission Ticket if you wish to attend the Annual Meeting in person. Upon arrival, please present this Notice/Admission Ticket and photo identification at the registration desk.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for holders as of 03/03/08 is to be held on 05/01/08 at 1:00 P.M. CDT
at:	The Hermitage Hotel 231 Sixth Avenue North Nashville, TN 37219

This Notice will also serve as your Admission Ticket if you wish to attend the Annual Meeting in person.

Voting items

The Board of Directors recommends a vote FOR the election of directors and FOR proposal 2.

1.
Election of Two Class II Directors—The Board of Directors recommends a vote FOR the listed nominees.

01)
E. Gary Cook

02)
Kurt M. Landgraf

The Board of Directors recommends a vote FOR the following proposal.

2.
Ratification of the selection of Deloitte & Touche LLP as LP's independent auditor for 2008.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/01/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/11/08.

To request material:            Internet: www.proxyvote.com             Telephone: 1-800-579-1639             **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

LOUISIANA-PACIFIC CORPORATION

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Meeting Type:	Annual	Meeting Location:	The Hermitage Hotel
Meeting Date:	05/01/08		231 Sixth Avenue North
Meeting Time:	1:00 P.M. CDT		Nashville, TN 37219
For holders as of:	03/03/08

Voting items

The Board of Directors recommends a vote FOR the election of directors and FOR proposal 2.

1.
Election of Two Class II Directors—The Board of Directors recommends a vote FOR the listed nominees.

01)
E. Gary Cook

02)
Kurt M. Landgraf

The Board of Directors recommends a vote FOR the following proposal.

2.
Ratification of the selection of Deloitte & Touche LLP as LP's independent auditor for 2008.

Voting Instructions